Convertible Preferred Stock	12 Months Ended
Jul. 31, 2012
Equity [Abstract]
Convertible Preferred Stock
CONVERTIBLE PREFERRED STOCK

As previously mentioned, concurrent with the closing of the IPO in April 2012, all shares of our outstanding convertible preferred stock automatically converted into 26,841,363 shares of common stock. As such, no shares of convertible preferred stock were authorized, issued and outstanding as of July 31, 2012.
Our convertible preferred stock as of July 31, 2011 consisted of the following (in thousands, except for number of shares):

Convertible Preferred Stock	Shares Authorized	Shares Issued and Outstanding	Carrying Value	Liquidation Preferences
Series A	1,314	1,311	$1,739	$1,197
Series B	27,060	24,329	1,977	2,000
Series C	29,197,081	26,088,294	7,922	8,113
Series D	17,000,000	16,332,746	22,285	22,376
Series E	26,000,000	25,331,709	43,993	44,021
Series F-1	2,833,043	2,806,150	6,425	3,000
Series F-2	6,738,927	6,699,401	15,610	10,000
Series F-3	3,331,552	3,228,454	7,555	5,010
	85,128,977	80,512,394	$107,506	$95,717

    In connection with our acquisition of Netcordia in May 2010, we issued an aggregate of 12,734,005 shares of our Series F-1, Series F-2 and Series F-3 convertible preferred stock, with an aggregate fair value of $29.6 million. Please refer to Note 6 for more details on the Netcordia acquisition.

The holders of convertible preferred stock had various rights, preferences and privileges as follows:
Conversion Rights
Each share of convertible preferred stock was convertible at the option of the holder into the number of shares of common stock determined by dividing the original issue price by the applicable initial conversion price.
Voting Rights
Each share of convertible preferred stock had a number of votes equal to the number of shares of common stock into which it was convertible.
Dividend Rights
The holders of each share of Series A, Series B, Series C, Series D, Series E, Series F-1, Series F-2 and Series F-3 would have been entitled to noncumulative dividends, as and if declared by our board of directors, at an annual rate equal to 8% of the original issue price per share, in preference to the declaration or payment of any dividend on common stock. After the payment of these dividends, any additional dividends or distributions would be distributed among all holders of common stock and convertible preferred stock in proportion to the number of shares of common stock that would be held by each holder if all shares of convertible preferred stock were converted to common stock at the then-effective conversion rates.
We recorded the convertible preferred stock at fair value on the dates of issuance, net of issuance costs. Shares of our convertible preferred stock were not currently redeemable. We classified the convertible preferred stock outside of stockholders’ deficit because, in the event of certain “liquidation events” that were not solely within our control (including merger, acquisition or sale of all or substantially all of our assets), the shares would have become redeemable at the option of the holders. We did not adjust the carrying values of the convertible preferred stock to the deemed liquidation values of such shares since a liquidation event was not probable at any of the balance sheet dates.